Exhibit 10.1

                      STATEMENT OF AMENDMENT NUMBER ONE
                     TO THE TRANSITION AGREEMENT BETWEEN
                     VSE CORPORATION AND DONALD M. ERVINE

WHEREAS, VSE Corporation ("Employer") and Donald M. Ervine ("Employee") entered into a Transition Agreement dated April 22, 2008 ("Agreement");

WHEREAS, Section 12 of the Agreement provides that the Agreement may be modified by a writing signed by each of Employer and Employee; and

WHEREAS, Employer and Employee wish to modify the Agreement to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended;

NOW THEREFORE, effective April 22, 2008, the Agreement shall be amended as follows:

1. Section 5(a)(ii) shall be amended by deleting the phrase "that will be awarded during the three-month period ending on March 31, 2009" and replacing such phrase with "that will be awarded and paid to Mr. Ervine on or before March 15, 2009."

2. The last sentence of Section 5(d) shall be restated and amended to read as follows:

"Upon receipt of the expense statements, the Company shall promptly reimburse Mr. Ervine for his expenses; all such reimbursement for expenses incurred in a calendar year shall be paid by not later than March 15 of the calendar year following the year in which such expenses were incurred."

3. Section 5(e) shall be modified by the addition of the following material at the end of such section to read as follows:

"...to the extent such amounts are not subject to Section 409A of the Internal Revenue Code of 1986, as amended ('Section 409A'). Amounts otherwise payable to Mr. Ervine which are subject to Section 409A may not be paid until Mr. Ervine ceases performing services as a Non-Executive Chairman or otherwise incurs a 'separation from service' from VSE as such term is defined by Treas. Reg.
Section 1.409A-1(h)."

4. Section 6 shall be amended by the addition of the following material at the end of such section to read as follows:

"Any such incentive bonus shall be paid as a lump sum distribution, subject to any applicable withholding, and shall be paid by no later than March 15 following the end of the Company's fiscal year."

5. Section 12 shall be amended by the addition of the following material at the end of such section to read as follows:

"Notwithstanding the above, the payment of any benefits under this Agreement which is subject to Section 409A may not be accelerated except in compliance with the provisions of Treas. Reg. Section 1.409A-3(j)(4)(ix) or such other events and conditions which may be permitted in generally applicable guidelines published in the Internal Revenue Bulletin. The Company reserves any discretion to distribute benefits in accordance with the requirements of such regulations and/or such guidelines."

6..  A new Section 18 shall be added to read as follows:

"18.	Section 409A. To the extent that such requirements are applicable, this
Agreement is intended to comply with the requirements of Section 409A and shall be interpreted and administered in accordance with that intent. If any provision of this Agreement would otherwise conflict with or frustrate this intent, that provision shall be interpreted and deemed amended so as to avoid the conflict. The nature of any such amendment shall be determined by the Company. Notwithstanding the above, if Mr. Ervine qualifies as a 'specified employee,' as defined in Treas. Reg. Section 1.409A-1(i), incurs a 'separation from service,' as defined in Treas. Reg. Section 1.409A-1(h), for any reason other than death and becomes entitled to a distribution under the Agreement, then to the extent required by Section 409A, no distribution otherwise payable to Mr. Ervine during the first six months after the date of such separation from service, shall be paid to Mr. Ervine until the date which is one day after the date which is six months after the date of such separation from service (or, if earlier, the date of Mr. Ervine's death)."

	IN WITNESS WHEREOF, the parties hereto have executed this Statement of Amendment Number One.

                               VSE CORPORATION

	                       By:    /s/ Maurice A. Gauthier
                                      ---------------------------
                        	      Maurice A. Gauthier,
                                      Chief Executive Officer, President
                                      and Chief Operating Officer

	 		       By:    /s/ Donald M. Ervine
                                      ---------------------------
                                      Donald M. Ervine

                               Date:  12/30/2008
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